UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Key Tronic Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 28, 2024

Dear Shareholder:
The attached Notice of Annual Meeting of Shareholders and Proxy Statement relates to the Annual Meeting of Shareholders of Key Tronic Corporation, a Washington corporation (the “Company” or “Key Tronic”), to be held on Monday, November 25, 2024, at 10:00 a.m. Pacific Time at the principal executive offices of the Company, 4424 N. Sullivan Road – Upper Level, Spokane Valley, Washington 99216.
Whether or not you will attend the Annual Meeting in person and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy card promptly in the accompanying postage-prepaid envelope. You may, of course, attend the Annual Meeting and vote in person, even if you previously have returned your proxy card.

Sincerely,

Brett R. Larsen, President and Chief Executive Officer

2

    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 25, 2024

To the Shareholders of KEY TRONIC CORPORATION:

The Annual Meeting of Shareholders of Key Tronic Corporation, a Washington corporation (the “Company”) will be held on Monday, November 25, 2024, at 10:00 a.m. Pacific Time at the principal executive offices of the Company, 4424 N. Sullivan Road - Upper Level, Spokane Valley, Washington 99216 (the “Annual Meeting”), for the following purposes:

1.To elect seven directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and have qualified;

2.To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” herein;

3.To ratify the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2025;

4.To approve and ratify the Key Tronic Corporation 2024 Incentive Plan; and

5.To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Record holders of the Company’s Common Stock at the close of business on October 23, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Even if you will attend the Annual Meeting, please complete, sign, date and return the enclosed proxy to the Company in the enclosed postage-prepaid envelope in order to ensure that your shares will be voted at the Annual Meeting. You may vote your shares in person at the Annual Meeting even if you previously have returned your proxy card to the Company.

By Order of the Board of Directors,

John Theiss
Secretary

Spokane Valley, Washington
October 28, 2024

YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN THE ENCLOSED CARD PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON November 25, 2024. The Proxy Statement and 2024 Annual Report to Shareholders are available at: www.edocumentview.com/ktcc.

PROXY STATEMENT
_______________________________________________________________

INTRODUCTION

General
The preceding Notice of Annual Meeting of Shareholders, this Proxy Statement (the “Proxy Statement”) and the enclosed proxy card are being furnished by Key Tronic Corporation, a Washington corporation (the “Company”), to the holders of outstanding shares of Common Stock, no par value, of the Company (“Common Stock”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) from holders of such shares. The proxies are to be used at the Annual Meeting of Shareholders of the Company to be held on Monday, November 25, 2024 at 10:00 a.m. Pacific Time at the principal executive offices of the Company, 4424 N. Sullivan Road - Upper Level, Spokane Valley, Washington 99216, and any adjournments or postponements thereof (the “Annual Meeting”). The proxies appoint Brett R. Larsen and Anthony G. Voorhees, each of them and their substitutes, as proxy to vote all shares represented at the Annual Meeting pursuant to this proxy solicitation. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about November 1, 2024.
Record Date, Proxies, Revocation
Record holders of the Common Stock at the close of business on October 23, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 10,761,871 shares of Common Stock were issued and outstanding. A proxy card for use at the Annual Meeting is enclosed with this Proxy Statement. All completed, signed and dated proxy cards returned to the Company will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are given on an otherwise signed and dated proxy card, the proxy will be voted FOR the election of each of the nominees for director named below (“Proposal 1”), FOR the approval of compensation of the Company’s named executive officers (“Proposal 2”), FOR the ratification of the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for fiscal year 2025 (“Proposal 3”), and FOR the approval and ratification of the Key Tronic Corporation 2024 Incentive Plan (“Proposal 4”). Any proxy may be revoked at any time before it has been voted by giving written notice of revocation to the Secretary of the Company at the address set forth above; by delivering a completed, signed proxy card bearing a date later than any earlier proxy; or by voting shares in person at the Annual Meeting. The mere presence at the Annual Meeting of the shareholder who has given a proxy will not revoke such proxy.

Voting
Each share of Common Stock outstanding is entitled to one vote on each proposal presented for a vote of the shareholders at the Annual Meeting. Under applicable law and the Company’s Restated Articles of Incorporation and Amended and Restated By-Laws, if a quorum exists at a meeting: (i) the seven nominees for election as directors who receive the greatest number of votes cast for the election of directors by the shares present in person or represented by proxy and entitled to vote shall be elected directors and (ii) Proposal 2, Proposal 3, and Proposal 4 listed in the accompanying Notice of Annual Meeting of Shareholders will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. In the election of directors, an abstention from voting or a broker non-vote (as described below) will have the practical effect of voting against the nominee. An abstention from voting or a broker non-vote will have no effect on Proposal 2, Proposal 3, or Proposal 4 since neither represents a vote cast.
If you are a stockholder of record and do not submit your vote by proxy or vote in person at the annual meeting, your shares will not be voted. If you hold shares in street name and you do not return the voting instruction form, your broker, trustee or nominee (collectively referred to as “brokers”) may vote your shares in certain circumstances and on certain routine proposals. Brokers cannot vote “uninstructed” shares in non-routine matters, such as director elections and executive compensation matters. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors (Proposal 1), the advisory vote to approve the compensation of the Company’s named executive officers (Proposal 2), or the vote to approve and ratify the Key Tronic Corporation 2024 Incentive Plan (Proposal 4), your shares will not be voted. Brokers have discretion to vote uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Proposal 3).When a broker cannot vote shares, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the meeting and will have the effect described in the preceding paragraph.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and have qualified. The seven nominees receiving the highest number of affirmative votes will be elected as directors. In the event any nominee is unable or unwilling to serve as a nominee or director, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with the Amended and Restated By-Laws of the Company. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

Board Diversity

The Board believes the current nominees embody a diverse range of viewpoints, backgrounds and skills, including with respect to tenure and race/ethnicity. In accordance with Nasdaq’s Board Diversity Rules, the following Board Diversity Matrix provides certain information regarding the composition of our Board as of June 29, 2024, Each of the categories listed in the table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	2
The following information has been provided to the Company with respect to the nominees for election to the Board of Directors:
Cheryl Beranek, age 61, has been a director of the Company since January 2004. Ms. Beranek is the President, Chief Executive Officer and a director of Clearfield, Inc., a publicly held company that designs, manufactures and distributes fiber optic management, protection and delivery products for communications networks. Ms. Beranek was a member of the board of directors of publicly-traded CyberOptics Corporation, a developer and manufacturer of high precision sensors and inspection systems for the semiconductor and electronics industry, from May 2020 until its acquisition in November 2022. Ms. Beranek holds a Bachelor of Science degree from Southwest Minnesota State University and a Master of Science degree from North Dakota State University. The Board of Directors has concluded that based upon Ms. Beranek’s senior management experience, service on companies’ boards and education that she should serve as a director of the Company.

James R. Bean, age 74, has been a director of the Company since October 2006. Mr. Bean served as President and CEO of Preco Electronics, LLC from November 1999 to March 2020. From May 1997 to 1999 he held various management positions in Boise with Preco Electronics, LLC, which was sold to Sensata Technologies in March 2020. Mr. Bean remained with Sensata until his retirement in November 2022. Previously he held various management positions in manufacturing operations with Sun Microsystems, Inc., Apple Computer, Inc. and National Semiconductor, Inc. Mr. Bean is a graduate of New Mexico State University with a B.S. in Industrial Engineering. The Board of Directors has concluded that based upon Mr. Bean's business and financial expertise, current and prior senior management experience and education that he should serve as a director of the Company.
Craig D. Gates, age 65, has been a director of the Company since July 2009 and formerly served as President and CEO of the Company from April 2009 through June 2024. Previously he was Executive Vice President of Marketing, Engineering and Sales since July 1997. He served as Vice President and General Manager of New Business Development from October 1995 to July 1997. He joined the Company as Vice President of Engineering in October 1994. From 1991 to October 1994, Mr. Gates served as Director of Operations, Electronics for the Microswitch Division of Honeywell Inc. From 1982 to 1991, Mr. Gates held various engineering and management positions within the Microswitch Division. Mr. Gates has a Bachelor of Science Degree in Mechanical Engineering and a Masters in Business Administration from the University of Illinois, Urbana. The Board of Directors has concluded that based upon Mr. Gates’ business expertise, current and prior senior management experience and education that he should serve as a director of the Company.
Ronald F. Klawitter, age 72, has been a director of the Company since October 2009 and Chair of the Board since January 2024. Mr. Klawitter formerly served as Executive Vice President of Administration, CFO and Treasurer of the Company from July 1997 through July 2015 and Vice President of Finance, Secretary and Treasurer since October 1995. He was Acting Secretary from November 1994 to October 1995 and Vice President of Finance and Treasurer from 1992 to October 1995. From 1987 to 1992, Mr. Klawitter was Vice President, Finance at Baker Hughes Tubular Service, a subsidiary of Baker Hughes, Inc. He has a Bachelor of Arts degree from Wittenberg University and is a Certified Public Accountant. The Board of Directors has concluded that based upon Mr. Klawitter’s business and financial expertise, current and prior management experience and education that he should serve as a director of the Company.
Dr. Subodh K. Kulkarni, age 60, has been a director of the Company since October 2018. Dr. Kulkarni has served as President and Chief Executive Officer at Rigetti Computing, Inc. since December 2022. Dr. Kulkarni is a seasoned public company CEO with thirty-plus years of experience in the semiconductor industry and a track record of success in scaling and commercializing cutting-edge technologies. Prior to joining Rigetti, Dr. Kulkarni was President, CEO, and member of the Board of CyberOptics Corporation, a developer and manufacturer of high precision sensors and inspection systems for the semiconductor and electronics industry. He held these roles from 2014 until CyberOptics was acquired by Nordson Corporation in November 2022. Prior to CyberOptics, Dr. Kulkarni was CEO of Prism Computational Sciences, a developer of software tools for scientific and commercial applications in the semiconductor industry. Earlier in his career, he held additional leadership positions, including Chief Technology Officer and Senior Vice President of OEM/Emerging business, global commercial business, R&D and manufacturing at Imation, a global scalable storage and data security company. Dr. Kulkarni began his career in research and management positions with 3M Corporation and IBM. He received his B.S. in chemical engineering from the Indian Institute of Technology, Mumbai, and later obtained a M.S. and Ph.D. in chemical engineering from MIT. Dr. Kulkarni currently serves as Chairman of the Board for Prism Computational Sciences. The Board of Directors has concluded that based upon Dr. Kulkarni’s current and prior senior management and financial experience, service on companies’ boards and education that he should serve as a director of the Company.
Brett R. Larsen, age 51, has served as served as President and CEO of the Company since June 30, 2024. Previously he was Executive Vice President of Administration, Chief Financial Officer, and Treasurer since July 2015 and Vice President of Finance and Controller from February 2010 to July 2015. He was Chief Financial Officer of FLSmidth Spokane, Inc. from December 2008 to February 2010. From October 2005 through November 2008, Mr. Larsen served as Controller of Key Tronic Corporation. From May 2004 to October 2005, Mr. Larsen served as Manager of Financial Reporting of Key Tronic Corporation. From 2002 to May 2004, Mr. Larsen was an audit manager for the public accounting firm BDO USA, LLP. He also held various auditing and supervisory positions with Grant Thornton LLP from 1997 to 2002. Mr. Larsen has a Bachelor of Science degree in Accounting and a Masters degree in Accounting from Brigham Young University and is a Certified Public Accountant. The Board of Directors has concluded that based upon Mr. Larsen’s business expertise, current and prior senior management experience and education that he should serve as a director of the Company.

Yacov A. Shamash, age 74, has been a director of the Company since 1989. He is a Professor of Electrical and Computer Engineering at Stony Brook University and was the Vice President of Economic Development from 2001 - 2019 and the Dean of Engineering and Applied Sciences at the campus from 2015. Professor Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash also serves on the Board of Directors of Applied DNA Sciences, Inc., Softheon Inc., Advanced Convergence Group and Comtech Telecommunications Corp. The Board of Directors has concluded that based upon Dr. Shamash’s professional and management experience, service on public companies’ boards and education that he should serve as a director of the Company.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
Board Meetings
All directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected and have qualified. There are no family relationships among any of the directors or executive officers of the Company. The Company’s Board of Directors met five times during fiscal 2024. During fiscal 2024, each director attended 100% of the Board of Directors meetings and 100% of the meetings of committees of the Board of Directors on which the director served during the time he or she served on the Board or committee. It is the Company’s policy that nominees for election at the Annual Meeting attend the Annual Meeting. All nominees for election at the 2023 Annual Meeting attended the 2023 Annual Meeting.
Directors’ Independence
The Board of Directors has determined that all members of the Company’s Board of Directors are “independent directors” within the meaning of the applicable Nasdaq Listing Rules (the “Nasdaq Rules”), except for Mr. Gates, the Company’s former President and Chief Executive Officer, and Mr. Larsen, the Company’s current President and Chief Executive Officer, who is a nominee for director.

The Board of Directors also has determined that all members of the Audit Committee (1) meet the definition of independence contained in the Nasdaq Rules; (2) meet the requirements of the Securities and Exchange Commission (“SEC”) Rule 10A-3(b)(1); (3) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (4) are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, as required by the Nasdaq Rules.

The Board of Directors has determined that all members of the Audit Committee have the requisite attributes of an “audit committee financial expert” as defined by SEC regulations and that such attributes were acquired through relevant education and/or experience.

The Board of Directors also monitors the independence of Compensation and Administration Committee members under rules of the SEC and Nasdaq Rules that are applicable to compensation committee members.
Board Leadership Structure and Role in Risk Oversight
The Board of Directors determines whether the roles of Chief Executive Officer and Chair of the Board should be separated based upon its judgment of the structure which best meets the current needs of the Company and promotes the most effective communication between the Board and management. The Board currently separates the role of Chief Executive Officer and Chair of the Board.

The Board oversees the Company’s risk directly and through its committees. The Board is assisted by its Audit Committee in performing its risk management oversight responsibilities with respect to financial reporting, internal controls cyber security risk, and legal and regulatory requirements. The Board is assisted by its Compensation and Administration Committee in performing its risk management oversight responsibilities with respect to risk relating to compensation programs and policies. The Board, with the assistance of its Governance and Nominating Committee, oversees risk management with respect to Board membership, structure and organization.

The Chairs of the three Board Committees report to the Board on committee meetings at regular meetings of the Board of Directors. Management has the day to day responsibility for risk management and members of management make regular reports to the Board and its committees on identification, monitoring and mitigation of material risks.
Succession Planning
The Board of Directors is charged with monitoring and overseeing the process of planning for senior management succession. The Board of Directors identifies the qualities and characteristics it believes are necessary for effective senior management and periodically reviews the development and progression of internal candidates against these standards.

Executive Sessions
At three of the five meetings of the Board of Directors held during fiscal year 2024, the independent directors met separately in executive session without management present.
Code of Conduct
The Board of Directors has adopted a written Code of Conduct which applies to all directors, officers and employees of the Company. The Code of Conduct is available on the Company’s website at www.keytronic.com. The Company intends to disclose on its website any amendments to or waivers of the Code of Conduct.
Insider Trading Policy/Prohibition of Speculative Transactions
The Board of Directors has adopted a written policy on Insider Trading which applies to all directors, officers and employees of the Company. The policy prohibits directors, officers and employees from engaging in short-term speculative transactions involving the Company’s securities, including short sales and buying or selling put or call options. The Company does not have any practices or policies regarding hedging.
Clawback Policy
The Company has adopted an Incentive Compensation Recovery Policy (the “Clawback Policy”) that complies with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ listing standards. The Clawback Policy applies to the Company’s current and former executive officers, as defined in Rule 10D-1 under the Exchange Act. Under the Clawback Policy, the Company must recover erroneously awarded incentive-based compensation on a pre-tax basis, subject to limited exceptions, in the event the Company is required to prepare an accounting restatement, regardless of whether an executive officer engaged in any misconduct or is otherwise at fault. The Clawback Policy applies to incentive-based compensation received by an executive officer during the three completed fiscal years immediately preceding the date it is determined that the Company is required to prepare an accounting restatement.
Shareholder Communications
Shareholders of Key Tronic Corporation may send written communications to the Board of Directors or any of its members by certified mail only, addressed to the Board of Directors or any member, c/o Secretary, Key Tronic Corporation, 4424 N. Sullivan Road, Spokane Valley, WA 99216. All such shareholder communications will be compiled by the Secretary and submitted to the Board of Directors or a Board member.
Nominations to the Board
The Governance and Nominating Committee will consider written proposals from shareholders for directors to be elected at the annual meeting which are submitted to the Secretary of the Company at the address above, together with biographical information and references, not less than ten days nor more than fifty days prior to the annual meeting. Assuming that appropriate biographical information and references are provided for candidates recommended by shareholders, the Governance and Nominating Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. No person recommended by a shareholder will become a nominee for director and be included in a proxy statement unless the Governance and Nominating Committee recommends, and the Board approves, such person.
Board Committees
The Board of Directors has three standing committees: the Audit Committee, the Compensation and Administration Committee, and the Governance and Nominating Committee. The committees each have written charters approved by the Board. The charters of the Audit Committee, the Compensation and Administration Committee and the Governance and Nominating Committee are available on the Company’s website at www.keytronic.com.
The Audit Committee, which currently consists of Messrs. Bean (Chair), Klawitter, Kulkarni and Shamash and Ms. Beranek, met nine times during fiscal 2024. The Audit Committee monitors the integrity of the Company’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting, cyber security and legal compliance; selects and appoints the Company’s independent registered public accounting firm, pre-approves all audit and non-audit services to be provided to the Company by the Company’s independent registered public accounting firm, and establishes the fees and other compensation to be paid to the independent registered public accounting firm; monitors the qualifications, independence and performance of the Company’s independent registered public accounting firm; and establishes procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company’s employees, regarding accounting, internal controls or auditing matters, and provides an avenue of communication among the Board, the independent registered public accounting firm and management.
The Compensation and Administration Committee (“Compensation Committee”) which currently consists of Messrs. Shamash (Chair), Bean and Kulkarni and Ms. Beranek met six times during fiscal 2024. The Compensation Committee establishes and reviews annually the Company’s general compensation policies applicable to the Company’s executive officers and other key employees, reviews and recommends to the Board of Directors to approve the level of compensation awarded to the Company’s Chief Executive Officer and other officers and key management employees, prepares and delivers annually to the Board a report disclosing compensation policies applicable to the Company’s executive officers and the basis for the Chief Executive Officer’s compensation during the last fiscal year and makes recommendations to the Board regarding changes to existing compensation plans. The Compensation Committee considers the Chief Executive Officer’s recommendations on compensation for executive officers and other key employees (other than his own compensation). The Compensation Committee administers the Company’s incentive compensation plans including determining the individuals to receive awards and the terms of such awards.
The Compensation Committee also has the authority to engage and oversee an external independent compensation consultant to assist it by providing information, analysis and other advice relating to the Company’s compensation program. During fiscal year 2024, the Company engaged both Total Compensation Solutions, LLC (“TCS”), and Milliman, Inc. (“Milliman”), each a national compensation consulting firm, to serve as its compensation consultant to advise on executive and director compensation matters, including competitive market pay practices for the Company’s executive officers and directors, and with data analysis and selection of the compensation peer group. During fiscal year 2024, neither of TCS or Milliman provided any other consulting or other services to us.
The Governance and Nominating Committee, which currently consists of Messrs. Bean (Chair), Klawitter, Kulkarni and Shamash and Ms. Beranek met two times during fiscal 2024. The Committee makes recommendations to the Board regarding corporate governance, recommends for selection by the Board nominees for election as Directors and makes recommendations to the Board with respect to the structure and composition of the Board. The Committee evaluates potential director nominees based upon a number of criteria, including the potential nominee’s skills, relevant experience and independence. The Committee has no specific minimum qualifications which must be met by a potential director nominee. Each potential nominee is considered on a case by case basis. Potential nominees may be identified to the Committee by members of the Board, officers of the Company, shareholders or other persons. The Committee evaluates each potential nominee in the same manner regardless of the source of the potential nominee’s recommendation.
Although the Company does not have a policy regarding diversity, the Governance and Nominating Committee does take into consideration the value of diversity among Board members in background, experience, education and perspective in considering potential nominees for recommendation to the Board for selection. The Company has not paid any third party a fee to assist in identifying and evaluating potential director nominees. The Committee has not rejected any potential nominee recommended within the preceding year by a beneficial owner of more than 5% of the Company’s Common Stock.

Related Person Transactions
In April 2007, the Board of Directors adopted a written policy for the approval or ratification of Interested Transactions with Related Parties, which was amended in October 2023. The policy supplements the Company’s Code of Conduct. The policy defines an “Interested Transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) the Company is a participant, and (3) any Related Party has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).
The policy defines a “Related Party” as any (a) person who is or was (since the beginning of the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of the Company, (b) greater than 5 percent beneficial owner of the Company’s Common Stock, or (c) an immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parent, stepparent, child, stepchild, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and any person (other than a tenant or employee) sharing the household of such person.
The Audit Committee is responsible for review, approval, ratification or disapproval of Interested Transactions. In determining whether to approve or ratify an Interested Transaction, the Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Party’s interest in the Transaction.
During fiscal year 2024, the Company had no Interested Transactions required to be disclosed pursuant to the SEC’s related persons disclosure.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table provides certain information that has been furnished to the Company regarding beneficial ownership of the Common Stock as of the Record Date, with respect to (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock; (ii) each director and nominee for director of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation table; and (iv) all officers and directors of the Company as a group.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned (1)		Percent of Class (1)
MORE THAN 5% SHAREHOLDERS
Morgan Stanley	1,876,640	(2)	17.4%
Dimensional Fund Advisors LP	778,885	(3)	7.2%
Tieton Capital Management	621,151	(4)	5.8%
DIRECTORS AND EXECUTIVE OFFICERS
James R. Bean	6,786		**
Ronald F. Klawitter	194,661	(5)	1.8%
Subodh K. Kulkarni	1,000		**
Yacov A. Shamash	42,326	(6)	**
Cheryl Beranek	2,000		**
Craig D. Gates	221,702	(7)	2.1%
Brett R. Larsen	35,955	(8)	**
Mark R. Courtney	2,328	(9)	**
Philip S. Hochberg	69,021	(10)	**
Chad T. Orebaugh	7,398	(11)	**
Duane D. Mackleit	55,474	(12)	**
David H. Knaggs	5,719	(13)	**
Anthony G. Voorhees	7,648	(14)	**
All officers and directors as a group (13 persons)	652,018		6.1%

* Unless otherwise noted, the address for each named shareholder is in care of the Company at its principal executive offices.
** Less than 1%.

1.    Percentage beneficially owned is based on 10,761,871 shares of Common Stock outstanding on the Record Date. A person or group of persons is deemed to beneficially own as of the record date any shares which such person or group of persons has the right to acquire within 60 days after the record date. In computing the percentage of outstanding shares held by each person or group of persons, any shares which such person or persons have the right to acquire within 60 days after the record date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
2.    Based solely on a Schedule 13G/A filed with the SEC on February 8, 2024 by Morgan Stanley and Morgan Stanley Smith Barney LLC (collectively, “Morgan Stanley”). The address for Morgan Stanley is 1585 Broadway, New York, NY 10036.
3.    Based solely on a Schedule 13G/A filed with the SEC on February 9, 2024. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.
4.    Based solely on a Schedule 13G/A filed with the SEC on February 1, 2024. The address for Tieton Capital Management is 4700 Tieton Drive, Suite C, Yakima, WA 98908.
5.    Includes Common Stock allocated to Mr. Klawitter as a participant in the Company’s 401(k) Retirement Savings Plan (16,384 shares), 1,600 shares owned directly by Mr. Klawitter’s daughter and 4,200 shares owned directly by Mr. Klawitter’s son.
6.    Includes 1,100 shares owned directly by Dr. Shamash’s daughter.

7.    Includes Common Stock allocated to Mr. Gates as a participant in the Company’s 401(k) Retirement Savings Plan (7,373 shares).
8.    Includes Common Stock allocated to Mr. Larsen as a participant in the Company’s 401(k) Retirement Savings Plan (22,278 shares).
9.    Includes Common Stock allocated to Mr. Courtney as a participant in the Company’s 401(k) Retirement Savings Plan (2,328 shares).
10.    Includes Common Stock allocated to Mr. Hochberg as a participant in the Company’s 401(k) Retirement Savings Plan (40,573 shares).
11.    Includes Common Stock allocated to Mr. Orebaugh as a participant in the Company’s 401(k) Retirement Savings Plan (7,398 shares).
12.    Includes Common Stock allocated to Mr. Mackleit as a participant in the Company’s 401(k) Retirement Savings Plan (46,360 shares).
13.    Includes Common Stock allocated to Mr. Knaggs as a participant in the Company’s 401(k) Retirement Savings Plan (5,719 shares).
14.    Includes Common Stock allocated to Mr. Voorhees as a participant in the Company’s 401(k) Retirement Savings Plan (5,990 shares) and 431 shares owned in an IRA account.

EXECUTIVE COMPENSATION

Summary Compensation Table-Fiscal Years 2022-2024

The following table sets forth information concerning compensation for services rendered to the Company by the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer and the Company’s next most highly compensated executive officer for fiscal years 2022 through 2024, to the extent such persons served in such capacities during such period. Collectively, these officers are the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option/ SAR Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Craig D. Gates,	2024	879,070	—	—	—	13,200	892,270
President & Chief	2023	905,367	—	52,250	543,220	12,200	1,513,037
Executive Officer	2022	799,549	—	68,250	511,711	11,600	1,391,110
Brett R. Larsen,	2024	593,917	—	—	—	18,969	612,886
Executive Vice President,	2023	475,952	—	23,513	199,900	12,200	711,565
Chief Financial Officer	2022	430,485	—	30,713	165,306	11,600	638,104
Philip S. Hochberg,	2024	389,870	—	—	—	16,088	405,958
Executive Vice President of	2023	384,522	—	20,900	126,892	14,339	546,653
Customer Relations and Integration	2022	346,006	—	27,300	110,722	11,600	495,628
1)The amounts reported in the “Option/SAR Awards” column reflect the fair value on the grant date of the stock appreciation rights, or SARS, granted to the named executive officers during the fiscal year. These values have been determined under generally accepted accounting principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts reported above, please see the discussion of equity awards contained in Note 8 – “Stock Option and Benefit Plans” to the Consolidated Financial Statements in the Company’s 2024 Annual Report.
2)Amounts reflect (a) annual cash incentive compensation, which is based on performance during the relevant fiscal year, pursuant to the annual incentive program and (b) any payout of long term performance unit awards for the three year performance period that ended in the relevant fiscal year, pursuant to the long term cash incentive program.
3)Includes for fiscal year 2024 payment for retro pay in the amount of $2,888 for Mr. Hochberg and $5,769 for Mr. Larsen. Includes for fiscal year 2023 payment for retro pay in the amount of $2,139 for Mr. Hochberg.

Compensation of Named Executive Officers
The Summary Compensation Table above quantifies the value of the different forms of compensation earned by or awarded to the Company’s named executive officers for the fiscal years indicated above. The primary elements of each named executive officer’s total compensation reported in the table are base salary, long term equity incentives consisting of stock appreciation rights and the payout of annual and long term cash incentives. Named executive officers also received the other benefits listed in the “All Other Compensation” column of the Summary Compensation Table, as further described in the footnotes to the table.
The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards in fiscal year 2024 provides information regarding the long-term incentives awarded to the named executive officers in fiscal year 2024. The Outstanding Equity Awards at 2024 Fiscal Year-End and Option/SAR Exercises and Stock Vested tables provide further information on the named executive officers’ potential realizable value and actual value realized with respect to their equity awards. The “Potential Payments Upon Termination or Change in Control” section provides information on the benefits the named executive officers may be entitled to receive in connection with certain terminations of their employment and/or a change in control of the Company.

In fiscal year 2024, the Compensation Committee evaluated the long-term incentive structure of the Company’s executive and director compensation program and determined to cease grants of stock appreciation rights. Beginning in fiscal year 2025, the Compensation Committee replaced the stock appreciation rights with restricted stock units (RSUs) as the long-term equity incentive element of executive compensation. The RSUs will vest in equal annual installments over a three year period with a portion of the RSUs subject to time-based vesting and a portion of the RSUs subject to performance-based vesting only to the extent the Company’s annual EBITDA in such year meets or exceeds a threshold amount. For the President and CEO, 60% of the RSUs will be subject to performance-based vesting and for all other executive officers, 50% of the RSUs will be subject to performance-based vesting.
Analysis of Recovery under Clawback Policy
Based on a conclusion made by the Audit Committee on October 9, 2024, the Company’s 2024 Annual Report included restated consolidated financial statements as of and for the years ended July 1, 2023 and July 2, 2022, restated unaudited consolidated statements of operations for the quarters ended March 30, 2024, December 30, 2023, September 30, 2023, April 1, 2023, December 31, 2022, October 1, 2022, April 2, 2022, January 1, 2022, and October 2, 2021 and revised unaudited consolidated balance sheets as of March 30, 2024, December 30, 2023 and September 30, 2023 (collectively, the “Restatement”).

As a result of the Restatement, the Compensation and Administration Committee evaluated whether there was any erroneously awarded compensation subject to recovery under the Company’s Clawback Policy. Because the covered executives did not receive any incentive-based compensation on or after October 2, 2023, the Compensation and Administration Committee concluded that no recovery of erroneously awarded compensation was required pursuant to our Clawback Policy.

Description of Employment Agreements
The Company entered into employment contracts with Messrs. Gates, Larsen and Hochberg at the time each employee was first appointed an officer of the Company. Each of the employment contracts imposes upon the employee standard nondisclosure, confidentiality and non-competition provisions. Each of the employment contracts provides that the Company may terminate employment at any time. The employment contracts provide that upon termination of employment by the Company, other than for cause, the Company shall continue to pay employee’s base salary in effect prior to termination for a period of one year after termination. The employment contracts also provide that upon termination by the employee in the event the Company changes the substantive responsibilities and duties of the employee in such a way as to constitute a demotion, the Company shall continue to pay employee's base salary in effect prior to termination for a period of one year after termination. The contracts provide that upon termination of employment by the Company after a change of control, other than for cause, the Company shall continue to pay employee’s base salary in effect prior to termination for a period of two years after termination. The contracts condition the payment of severance upon execution of a release of claims and include provisions to comply with Internal Revenue Code Section 409A.
On June 20, 2024, the Company entered into an agreement with Mr. Gates (the “Consulting Agreement”), pursuant to which he will provide certain consulting services to the Company following his retirement on June 29, 2024. The Consulting Agreement provides for a term beginning on June 30, 2024 and ending on June 30, 2026 and payments of $10,000 per month. Mr. Gates’ long-term incentive plan awards under the Company’s amended and restated long-term incentive plan shall continue to vest and remain outstanding, providing for a pro rata portion of the value, if any, when vested in accordance with the terms of the plan. In addition, Mr. Gates’ existing Stock Appreciation Rights awards under the Company’s amended and restated 2010 incentive plan shall continue to vest and remain outstanding in accordance with the terms of the plan.

Grants of Plan-Based Awards-Fiscal Year 2024

The following table sets forth information concerning individual grants of non-equity incentive plan awards made during fiscal year 2024 to each of the named executive officers. As noted above, the Compensation Committee did not grant any equity incentive plan awards in fiscal year 2024.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Craig D. Gates	08/10/23(1) 08/10/23(2)	87,907 200,000	879,070 400,000	1,318,605 600,000
Brett R. Larsen	08/10/23(1) 08/10/23(2)	32,286 125,000	322,858 250,000	484,286 375,000
Philip S. Hochberg	08/10/23(1) 08/10/23(2)	20,649 75,000	206,487 150,000	309,730 225,000

(1)Represents threshold, target and maximum payouts under the annual Incentive Compensation Plan for fiscal year 2024. For actual payouts, if any, earned for fiscal year 2024 see the Summary Compensation Table.
(2)Represents threshold, target and maximum payouts under the Long-Term Incentive Plan for the 2024-2026 performance cycle. Payouts under the Long-Term Incentive Plan for the 2024-2026 performance cycle are dependent upon the achievement of goals for three years sales growth compared to peer group companies and return on invested capital.

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table presents information regarding the outstanding stock appreciation rights (SARs) awards held by each of the Company’s named executive officers as of June 29, 2024. No named executive officer has any other form of equity award outstanding, except for the RSUs granted on September 3, 2024 and disclosed in our Current Report on Form 8-K, filed with the SEC on September 9, 2024.

Option/SAR Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (SARs) (#) Exercisable(1)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (SARs) (#)(1)	Option (SAR) Exercise/Base Price ($)	Option (SAR) Expiration Date
Craig D. Gates	07/29/22 08/09/21 07/26/19	(2)	25,000	25,000 25,000	5.10 7.17 4.93	07/29/27 08/09/26 07/26/24
Brett R. Larsen	07/29/22 08/09/21 07/26/19	(2)	11,250	11,250 11,250	5.10 7.17 4.93	07/29/27 08/09/26 07/26/24
Philip S. Hochberg	07/29/22 08/09/21 07/26/19	(2)	10,000	10,000 10,000	5.10 7.17 4.93	07/29/27 08/09/26 07/26/24

(1)Stock appreciation rights vest on the third anniversary of the grant date and have a five year term. Payouts under the stock appreciation rights are dependent upon the achievement of goals for three year’s return on invested capital compared to peer group companies.
(2)The awards granted on August 9, 2021 did not vest and were no longer outstanding as of August 9, 2024.

Option/SAR Exercises and Stock Vested-Fiscal Year 2024
During fiscal year 2024, none of the named executive officers exercised any stock appreciation rights awards.
Pension Benefits
None of the named executive officers are covered by a pension plan.
Non-qualified Deferred Compensation
None of the named executive officers are covered by a defined benefit plan or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.
Other Benefits
The Company offers the named executive officers and all other U.S. employees a 401(k) plan and life insurance, disability, medical and dental plans for which the named executive officers are charged the same rate as all other employees.
Potential Payments upon Termination or Change in Control
The following section describes the benefits that may become payable to the named executive officers in connection with a termination of their employment and/or a change in control of the Company.
Quantification of Severance and Change in Control Benefits. The tables below quantify the benefits that would have been payable to each of the named executive officers if the executive’s employment had terminated under the circumstances described above and/or a change in control of the Company had occurred on June 29, 2024. As previously disclosed, Mr. Gates retired as the Company’s President and Chief Executive Officer, on June 29, 2024.
The first table presents the benefits the executive would have received if such a termination had occurred outside of the context of a change in control. The second table presents the benefits the executive would have received if such a termination occurred in connection with a change in control.
Severance Benefits (Outside of Change of Control)

Name	Cash Severance ($)(1)	Continuation of Health/Life Benefits ($)(2)	Cash-Out of Accrued and Earned Vacation ($)	Total ($)
Craig D. Gates	879,070	—	—	879,070
Brett R. Larsen	593,917	—	—	593,917
Philip S. Hochberg	389,870	—	—	389,870

1.This amount represents 12 months of the executive’s base salary. Monthly base salary payments will terminate immediately upon the executive’s employment by a third party at a monthly base salary equal to or greater than the monthly base salary then being paid the executive by the Company. If the executive is paid a base salary by a third party lower than that being paid by the Company, the Company will continue to pay the difference for the remainder of the 12 month severance period.
2.The premiums that would be charged to continue health coverage for the applicable period pursuant to COBRA for the executive and his eligible dependents (to the extent that such dependents were receiving health benefits as of June 29, 2024) would be paid by the executive and the Company will not reimburse the executive for these premiums.

Change of Control Severance Benefits

Name	Cash Severance ($)(1)	Continuation of Health/Life Benefits ($)(2)	Cash-Out of Accrued and Unpaid Paid Time Off ($)	Equity Acceleration ($)(3)	Non-Equity Acceleration ($)(4)	Total ($)
Craig D. Gates	1,758,140	—	—	—	400,000	2,158,140
Brett R. Larsen	1,187,834	—	—	—	250,000	1,437,834
Philip S. Hochberg	779,740	—	—	—	150,000	929,740
1.For each of the named executive officers, this amount represents the sum of 24 months of the executive’s base salary. Monthly base salary payments will terminate immediately upon the executive’s employment by a third party at a monthly base salary equal to or greater than the monthly base salary then being paid the executive by the Company. If the executive is paid a base salary by a third party lower than that being paid by the Company, the Company will continue to pay the difference for the remainder of the 24 month severance period.
2.See footnote (2) to the previous table.
3.This amount represents the intrinsic value of the unvested portions of the executive’s stock appreciation rights (SARS) awards that would have accelerated on a termination of the executive’s employment as described above. This value is calculated by multiplying the amount by which $4.05 (the closing price of the Company’s common stock on the last trading day of fiscal 2024) exceeds the base price of the SARS by the number of SARS subject to the accelerated portion of the SARS. Each executive would have been entitled to full acceleration of his then-outstanding equity awards on such a termination.
4.This amount represents the target value of the unvested portion of the executive’s long term cash incentive plan awards that would have accelerated if the executive’s employment terminated upon a change in control of the Company on June 29, 2024.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO as principal executive officer (or “PEO”) and to our other NEOs and certain metrics of financial performance of the Company. The following table shows the total compensation for our NEOs for the past two fiscal years as set forth in the Summary Compensation Table, the “Compensation Actually Paid” (or “CAP”) to our CEO as PEO, and, on an average basis, our other NEOs, and our total shareholder return. CAP figures do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year as significant portions of this compensation depends on the achievement of performance criteria in subsequent fiscal periods.

Year(1)	Summary compensation table total for PEO(2)	Compensation actually paid to PEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Value of initial fixed $100 investment based on: Total shareholder return(4)	Net income (loss)
2024(1)	$892,270	$778,520	$509,422	$461,078	$61.83	$(2,787,296)
2023(1)	$1,513,037	$1,542,537	$629,109	$641,647	$86.56	$5,156,736
2022(1)	$1,391,110	$1,346,860	$566,866	$548,060	$67.33	$3,377,205

1.Mr. Gates served as the Company’s Chief Executive Officer for the entirety of 2022, 2023 and 2024. Our non-PEO NEOs for 2022, 2023 and 2024 included Messrs. Larsen and Hochberg.
2.Amounts reported in this column represent the total compensation reported in the Summary Compensation Table for the applicable year.
3.To calculate “Compensation Actually Paid” under SEC disclosure rules, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. Reconciliations of the adjustments for Messrs. Gates, Larsen and Hochberg are set forth in the tables below.

	PEO	NEOs - Average
	2024	2024
Less grant date fair value of current year SARs	—	—
Year-end fair value of current year SARs	—	—
Year-over-year change in fair value of unvested SARs	$(50,500)	$(21,463)
Change in fair value at vesting (from prior fiscal year end) of SARs granted in prior years for which vesting conditions were satisfied during current year	—	—
Less fair value as of prior fiscal year end of SARs granted in prior years that failed to meet vesting conditions during current year	$(63,250)	$(26,881)
Dividends paid	—	—
Total Adjustments	$(113,750)	$(48,344)

4.Pursuant to rules of the SEC, the comparison assumes $100 was invested on July 1, 2021. Historic stock price performance is not necessarily indicative of future stock price performance.

Relationship Between Pay and Performance

We believe the “Compensation Actually Paid” in each of the years reported above and over the multi-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance.

Relationship between “Compensation Actually Paid” to the PEO and Average Other NEOs and the Company’s Cumulative TSR and Net Income. “Compensation Actually Paid” to the PEO and Average Other NEOs aligned with the trend in the Company’s Cumulative TSR and Net Income. This is generally because “Compensation Actually Paid” is influenced by year-over-year changes in stock prices due to the fact that a portion of the PEO’s and each NEO’s compensation is equity-based and because base salary is influenced by year-over-year changes in revenues, which in turn effects net income.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Table

The following table presents information regarding the compensation paid during fiscal year 2024 to members of the Board of Directors who were not also employees of the Company (referred to herein as “non-employee directors”).

Name	Fees Earned or Paid in Cash ($)	Option/SAR Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
James R. Bean	81,000	—	—	—	81,000
Ronald F. Klawitter	84,330	—	—	—	84,330
Subodh K. Kulkarni	81,000	—	—	—	81,000
Yacov A. Shamash	81,000	—	—	—	81,000
Cheryl Beranek	20,250	—	—	—	20,250
Patrick Sweeney	72,900	—	—	—	72,900

The table below presents the number of outstanding and unexercised options/SAR awards held by each of the Company’s non-employee directors as of June 29, 2024. As noted above, the Compensation Committee did not grant any equity incentive plan awards in fiscal year 2024.

Director	Number of Shares Subject to Outstanding Options/SAR Awards as of June 29, 2024
James. R. Bean	15,000
Ronald F. Klawitter	15,000
Cheryl Beranek	—
Subodh K. Kulkarni	15,000
Yacov A. Shamash	15,000

Non-Employee Director Compensation

Retainers and Meeting Fees. Non-employee directors received annual retainers for attending Board and committee meetings as set forth in the following table:

Annual Cash Retainer
Board Member, other than Chair	$81,000
Chair of the Board	$97,200

All non-employee directors are also reimbursed for their expenses incurred in attending Board meetings and committee meetings, as well as other Board-related travel expenses.

Equity Grants. Under the Company’s 2024 Incentive Plan, subject to approval by the shareholders at the Annual Meeting, the Company’s non-employee directors may receive awards, subject to the non-employee director’s continued service to the Company through the vesting date.

Long-Term Incentive Plan Awards. Under the Company’s Long-Term Incentive Plan, non-employee directors receive long term non-equity incentive compensation awards.

PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act, which requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
As described in greater detail in the “Executive Compensation” section of this Proxy Statement the Company believes that compensation of its executive officers should encourage creation of shareholder value and achievement of strategic corporate objectives. The Company attempts to align the interest of its shareholders and management by integrating compensation with the Company’s short-term and long-term corporate strategic and financial objectives. In order to attract and retain the most qualified personnel, the Company intends to offer a total compensation package competitive with companies in our industry sector, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance, while at the same time avoiding the encouragement of unnecessary or excessive risk taking.
This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officers compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders concerns.
Therefore, we ask our shareholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

AUDIT COMMITTEE REPORT
The Audit Committee of the Company’s Board of Directors consists of five members. The Board of Directors has determined that all Audit Committee members meet the definition of independence within the meaning of the applicable Nasdaq Rules and are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, as required by the Nasdaq Rules and that all Audit Committee members have the requisite attributes of an “audit committee financial expert” as defined by SEC regulations. The Audit Committee operates under a written charter adopted by the Board of Directors which is reviewed and reassessed for adequacy annually by the Audit Committee. The Audit Committee has met and reviewed and discussed the Company’s financial statements contained in the Annual Report on Form 10-K for the fiscal year ended June 29, 2024 with the Company’s management and Moss Adams, LLP (“Moss Adams”), the Company’s independent registered public accounting firm.
The Audit Committee has reviewed and discussed with Moss Adams the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (“SEC”). Moss Adams has submitted to the Audit Committee and the Committee has reviewed the written disclosures and letter from Moss Adams as required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence. The Audit Committee discussed with Moss Adams that firm’s independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditor's independence. All services to be provided by Moss Adams are pre-approved by the Audit Committee or are pre-approved by a member of the Audit Committee and later ratified by the Committee.
Based upon the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10K for the fiscal year ended June 29, 2024, for filing with the SEC. The foregoing report has been approved by all members of the Audit Committee.

James R. Bean (Chair)
Cheryl Beranek
Ronald F. Klawitter
Subodh K. Kulkarni
Yacov A. Shamash

Principal Accountant Fees and Services. The following chart shows the aggregate audit and non-audit fees billed or expected to be billed to the Company by Moss Adams for professional services in the named categories for the fiscal years ended June 29, 2024 and July 1, 2023:

	FY 2024	FY 2023
Audit Fees(1)	$763,751	$510,258
Audit Related Fees(2)	29,400	28,875
Tax Fees	—	—
All Other Fees	—	—
Total	$793,151	$539,133
1.Audit fees consisted of professional services provided in connection with the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, review of the interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, review of documents filed with the SEC and statutory audits.
2.Audit related fees consisted of professional services provided in connection with the audit of the Company’s 401(k) Retirement Savings Plan and other consultation matters.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF AUDITORS
The Audit Committee has retained Moss Adams, LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2025. Representatives of Moss Adams are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions. In the event that ratification of this appointment of Moss Adams as the Company’s registered public accounting firm is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Audit Committee will review its future selection of its registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 4
APPROVAL AND RATIFICATION OF THE 2024 INCENTIVE PLAN
Overview
Our Board of Directors, our Compensation Committee and our management all believe that the effective use of stock-based long-term incentive compensation is vital to our continued ability to recruit, hire and retain the individuals required to successfully execute our business plans and achieve strong performance in the future by providing a direct link between compensation and long-term shareholder value creation. The Key Tronic Corporation 2010 Incentive Plan, originally adopted on April 22, 2010 and approved by the Company’s shareholders on October 21, 2010, and subsequently amended and restated on April 24, 2014 and approved by the Company’s shareholders on October 23, 2014 (the “Prior Plan”) expired on October 23, 2024. The Board, upon the recommendation of the Compensation Committee, approved the Key Tronic Corporation 2024 Incentive Plan (the “2024 Plan”) on October 24, 2024, subject to the approval of our shareholders.
If approved by shareholders at the meeting, the 2024 Plan will become effective on the date of such approval (the “Effective Date”) and no additional grants will be made under the Prior Plan. If not approved by shareholders, the Prior Plan will otherwise remain in effect in accordance with its terms, including that the Prior Plan terminated with respect to any new awards effective as of October 23, 2024. In such event, the Company will no longer be able to grant equity awards to its key employees, officers, directors, and consultants, which our Board of Directors believes would negatively impact the retention of such individuals and negatively affect the ability of the Company to adequately recruit, incentivize, and retain talent.
Accordingly, the Board of Directors recommends that our shareholders approve the 2024 Plan, the material terms of which are as described below.
Key Features of the 2024 Plan
The 2024 Plan is intended to be the successor to the Prior Plan. The 2024 Plan contains substantially the same terms as the Prior Plan, but the following key changes have been made to the 2024 Plan that enhance our commitment to our shareholders’ long-term interests and sound corporate governance:
•No Dividend or Dividend Equivalent Rights on Unearned or Unvested Awards. Under the 2024 Plan, we have added that no dividends or dividend equivalents may be paid in respect of unvested or unearned awards, unless and until such awards become vested or earned. No dividends or dividend equivalents are payable in respect of stock options or stock appreciation rights.
•Removed Share “Recycling” on Net Exercise or Net Settlement. The 2024 Plan no longer includes a provision that allows for the re-issuance of shares used to pay stock option exercise prices or stock appreciation right base prices, or shares that are withheld to pay a participant’s tax withholding obligation.
•Minimum Vesting Period. Generally, no portion of an award under the 2024 Plan may vest over a period of not less than one year from the vesting commencement date set forth in the applicable award agreement unless (1) the shares with respect to the award granted do not exceed five percent (5%) of the aggregate number of shares reserved under the 2024 Plan, (2) the award is granted in lieu of an equivalent amount of salary, bonus or other cash compensation that has already been earned, (3) the award is granted to a non-employee director and vests on the earlier of the one-year anniversary of the grant date and the next annual stockholders’ meeting (so long as such meeting is within 50 weeks after the prior year’s meeting), (4) the participant experiences a “qualifying termination” (as defined below) upon or following the consummation of a “change in control” (as defined below), or (5) the participant’s continuous service is terminated due to death or disability.

•Treatment on a Change in Control. If an unvested award is not assumed, continued or substituted by an acquirer in connection with a change in control, time-based awards will become fully vested and performance-based awards will vest at target levels of performance, measured as of the end of a shortened performance period ending on the date of the change in control. If an unvested award is assumed, continued or substituted in connection with a change in control, such awards will vest on an accelerated basis only if, in connection with or within two years following such change in control, a participant experiences a qualifying termination. Any assumed, continued or substituted awards subject to performance goals will be deemed earned assuming that the applicable performance goal was achieved at target levels (measured as of the end of a shortened performance period deemed to end as of such change in control), but the vesting of such awards will remain subject to the applicable participant’s continued employment or service through the last day of the original performance period.
Key Data
The following table includes information regarding our outstanding awards and shares of Common Stock available for future awards under the Prior Plan as of September 28, 2024:

2010 Incentive Plan
Total shares of Common Stock underlying outstanding SARs	136,250
Total unvested SARs outstanding	136,250
Weighted average exercise price of outstanding SARs	$5.10
Weighted average remaining contractual life of outstanding SARs	2.8 years
Total shares of Common Stock available for grant	1,018,265 (1)

(1) These shares are no longer available for grant under the Prior Plan effective as of October 23, 2024.
In setting the number of proposed shares authorized for issuance under the 2024 Plan, the Compensation Committee and the Board considered a number of factors, including shares available under the Prior Plan, the “burn rate” or how long the shares available (assuming the approval by the shareholders of this proposal) are expected to last, historical equity award granting practices, impact of equity awards under the Prior Plan, and expected value transfer and dilution.
Our fully diluted overhang rate measures the total number of shares under all outstanding plan awards plus the number of shares authorized for future plan awards, as a percentage of the fully diluted number of shares of Common Stock outstanding. It measures the potential dilutive effect of outstanding equity awards and future awards available for grant. If the 2024 Plan is approved by our shareholders, as of September 28, 2024, our fully diluted overhang rate would be 13.89%, based on the number of shares of Common Stock outstanding.

Overhang
(a) Share reserve in 2024 Plan subject to shareholder approval	1,600,000
(b) Shares underlying awards outstanding under the Prior Plan	136,250
(c) Total shares, underlying or available for awards (a + b)	1,736,250
(d) Total shares of common stock outstanding	10,761,871
(e) Fully diluted overhang ((c/(c+d))	13.89%
Our three-year average annual burn rate under the Prior Plan was 0.96% from fiscal 2022 to fiscal 2024. The following table shows our burn rate and dilution percentages over the past three years:

Key Equity Metrics	2022	2023	2024
Burn Rate(1)	1.53%	1.35%	0.00%
Dilution(2)	7.05%	5.82%	3.60%
_______________________________________________________________________________
(1)Burn rate is calculated by dividing the number of shares of Common Stock subject to awards granted during the fiscal year by the weighted average number of shares outstanding during the fiscal year.
(2)Dilution is calculated by dividing the number of shares of Common Stock subject to awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.
SUMMARY OF THE 2024 PLAN
The description of the 2024 Plan set forth below is a summary and does not purport to be a complete description, and it is qualified in its entirety by reference to the full text of the 2024 Plan, which is set forth in Appendix A.
Purpose
The purpose of the 2024 Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts with the long-term interests of our shareholders. The 2024 Plan also allows us to provide the same opportunity to consultants, agents, advisors and independent contractors.
Administration
The Board of Directors or the Compensation Committee administers the 2024 Plan. The Board may delegate administration of the 2024 Plan in accordance with its terms. References to the “Committee” below are, as applicable, to the Board, the Compensation Committee, or other delegate, including a senior executive officer of the Company authorized by the Board or Compensation Committee to make grants to certain eligible employees of the Company.
Eligibility
Awards may be granted under the 2024 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its subsidiaries and affiliates. As of September 28, 2024, approximately 1,050 employees, including seven executive officers, and six non-employee directors would have been eligible to receive awards under the 2024 Plan if it were effective on such date.
Number of Shares
The proposed number of shares of Common Stock to be authorized for issuance under the 2024 Plan is 1,600,000 shares, which is equal to the sum of (i) 581,735 and (ii) 1,018,265 authorized shares that were available for issuance and not issued or subject to outstanding awards under the Prior Plan as of September 28, 2024, which ceased to be set aside or reserved for issuance pursuant to the Prior Plan effective as of October 23, 2024 and shall be set aside and reserved for issuance pursuant to the 2024 Plan. The shares of Common Stock issuable under the 2024 Plan will consist of authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
If an award granted under the 2024 Plan lapses, expires, terminates, is settled in cash or is canceled prior to issuance of the underlying shares or if shares or shares of Common Stock are issued under the 2024 Plan and subsequently forfeited to or otherwise reacquired by the Company, the undelivered shares subject to such awards and the forfeited or reacquired shares will again be available for issuance pursuant to the 2024 Plan.
Any shares of Common Stock tendered by a participant or retained or withheld by the Company as full or partial payment of the exercise or purchase price of an award or to satisfy tax withholding obligations in connection with an award will not be available for issuance under the 2024 Plan.
Awards granted in assumption of or substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2024 Plan.

In the event of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to shareholders other than a normal cash dividend or other change in our corporate or capital structure that results in our outstanding common stock being exchanged for a different number or kind of securities; new, different or additional securities being received by holders of our Common Stock; or an extraordinary cash dividend, then the Committee will make proportional adjustments to (a) the maximum number and kind of securities available for issuance under the 2024 Plan, and (b) the number and kind of securities that are subject to any outstanding award and/or the per share price of such securities.
The closing price of our Common Stock, as reported on the NASDAQ Global Market (“NASDAQ”) on September 28, 2024, was $5.87 per share.
Types of Awards
The 2024 Plan permits the grant of any or all of the following types of awards.
Stock Options. The Committee may grant nonqualified stock options that are not intended to qualify as incentive stock options under Code Section 422. The Committee sets option exercise prices and terms, except that the exercise price of stock options granted under the 2024 Plan must be at least 100% of the fair market value of the Common Stock on the date of grant, other than in the case of options granted in connection with assuming or substituting options in acquisition transactions or options that meet all the requirements for options that are considered “deferred compensation” within the meaning of Code Section 409A. At the time of grant, the Committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. Unless the Committee otherwise determines, fair market value means, as of a given date, the closing price of our Common Stock during regular session trading on NASDAQ.
Stock Appreciation Rights (SARs). The Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2024 Plan (a “tandem SAR”) or on a stand-alone basis (a “freestanding SAR”). SARs are the right to receive payment per share of an exercised SAR in stock or cash, or a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of a tandem SAR will result in the reduction of the number of shares underlying the related option to the extent of the SAR exercised. The term of a freestanding SAR cannot be more than ten years, and the term of a tandem SAR will not exceed the term of the related option.
Stock Awards, Restricted Stock and Restricted Stock Units. The Committee may grant awards of shares of Common Stock, or awards designated in units of Common Stock, under the 2024 Plan. These awards may be made subject to repurchase or forfeiture restrictions at the Committee’s discretion. The restrictions may be based on continuous employment or service with us or the achievement of specified performance criteria, as determined by the Committee.
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to awards of restricted stock or restricted stock units, as applicable, or upon the release from any terms, conditions and restrictions on restricted stock or restricted stock units, as determined by the Committee, (a) the shares of restricted stock covered by each award of restricted stock shall become freely transferable, subject to the terms and conditions of the 2024 Plan, the applicable award agreement, and applicable securities laws, and (b) restricted stock units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.
Performance Awards. The Committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of Common Stock, and performance units are units valued by reference to a designated amount of cash. Either may be payable in stock or cash, or a combination of stock and cash, upon the attainment of performance criteria and other terms and conditions as established by the Committee.
Other Stock or Cash-Based Awards. The Committee may grant other incentives denominated in cash or in shares of Common Stock, which incentives may be paid by delivery of such property as the Committee may determine, including, without limitation, cash, shares of Common Stock, or any combination thereof, subject to the terms of the 2024 Plan and any other terms and conditions determined by the Committee.
Recoupment
Awards granted under the 2024 Plan will be subject to the applicable requirements of: (a) the Company’s Clawback Policy, (b) Section 954 of the Dodd-Frank Act regarding recovery of erroneously awarded compensation and any implementing rules and regulations thereunder, (c) similar compensation recovery requirements under the laws of any other jurisdiction, (d) any compensation recovery policies adopted by the Company to implement any such requirements, and (e) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable. In the event that an award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such award, subject to applicable law.
Repricing
Without shareholder approval, the Committee may not (a) lower the exercise price or grant price of an option or SAR, respectively, after it is granted, except in connection with certain specified adjustments, (b) take any other action that is treated as a repricing under generally accepted accounting principles, or (c) cancel an option or SAR when its exercise price or grant price exceeds the fair market value of the underlying Common Stock, in exchange for cash or another option, SAR, restricted stock, restricted stock unit or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.
Change in Control
Under the 2024 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between the participant and us, in the event of a change in control:

•
All outstanding awards, other than performance shares, performance units or other awards that are subject to vesting based on the achievement of specified performance goals, will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the change in control, and such awards will terminate at the effective time of the change in control; provided, however, that if and to the extent that the acquirer converts, assumes, substitutes for or replaces outstanding awards, then the vesting restrictions and/or forfeiture provisions applicable to such awards will not be accelerated or lapse (and all such vesting restrictions and/or forfeiture provisions will continue with respect to any shares of the acquirer or other consideration that may be received with respect to such awards), unless the participant experiences a qualifying termination following the change in control.

•
All performance shares, performance units or other awards that are subject to vesting based on the achievement of specified performance goals that are earned and outstanding as of the date of the change in control and for which the payout level has been determined will be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the award. With respect to any remaining outstanding performance shares, performance units or other awards that are subject to vesting based on the achievement of specified performance goals for which the payout level has not been determined and are assumed, continued or substituted in connection with such change in control, then (i) such awards will be deemed earned assuming that the applicable performance goals were achieved at target levels, measured as of the end of a shortened performance period ending as of the date of such change in control, and (ii) all vesting restrictions and/or forfeiture provisions applicable to such awards (other than the performance goals) will not be accelerated or lapse, such that the vesting of such awards will remain subject to the participant’s continued employment through the end of the original performance period, unless the participant experiences a qualifying termination following the change in control. Outstanding performance shares, performance units or other awards that are not assumed, continued or substituted in connection with the change in control will vest immediately prior to such change in control, and will be deemed earned at target levels and prorated based on the shortened performance period.

•	In the event of certain reorganizations, mergers or consolidations, the Committee may in its discretion instead provide that a participant’s outstanding awards will be cashed out.
Definition of Change in Control. Unless the Committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and us, a change in control of the Company generally means the occurrence of any of the following events:

•	an acquisition by any individual, entity or group of beneficial ownership of 40% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding generally any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or an affiliate, or the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company pursuant to which certain requirements are met);

•	a change in the composition of the Board during a two-year period such that the incumbent Board members as of the beginning of the two-year period cease to constitute at least a majority of the Board (not including directors whose election, or nomination for election by shareholders, was approved by a majority of the incumbent Board);

•	consummation of certain reorganizations, mergers or consolidations or other disposition of all or substantially all of the assets of the Company; or

•	consummation of a complete liquidation or dissolution of the Company.
Definition of Qualifying Termination. A qualifying termination generally means a participant’s termination of service by the Company (other than for “cause” (as defined in the 2024 Plan)) or, if provided for in the applicable award, by a participant’s resignation for “good reason” (as defined in the applicable award), in each case, at any time following the change in control up to and including the second anniversary of such change in control.
Amendment and Termination
The Board or the Compensation Committee may amend the 2024 Plan or any outstanding award, except that if any applicable statute, rule or regulation requires shareholder approval for an amendment to the 2024 Plan, then to the extent so required, shareholder approval will be obtained. The Board or the Compensation

Committee may also suspend or terminate all or any portion of the 2024 Plan at any time. No amendment, suspension or termination of the 2024 Plan or the amendment of any outstanding award may, without a participant’s consent, materially adversely affect any rights under any outstanding award.
The Board may also amend the 2024 Plan or any outstanding award without a participant’s consent to the extent the Board deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.
Unless sooner terminated by the Board or Compensation Committee, the 2024 Plan will terminate on November 25, 2034, which is ten years after the date of shareholder approval of the 2024 Plan at the Annual Meeting.
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2024 Plan generally applicable to us and to participants in the 2024 Plan who are subject to U.S. federal taxes. The summary is based on the U.S. Internal Revenue Code of 1986, as amended, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Stock Options
A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price. Special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Unrestricted Stock Awards
Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.
Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units
A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.
Tax Consequences to the Company
In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.
Code Section 409A
We intend that awards granted under the 2024 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.
Code Section 162(m)
Section 162(m) of the Code, or Section 162(m), generally disallows public companies a tax deduction for federal income tax purposes for compensation in excess of $1 million paid to their chief executive officer, chief financial officer, and any employee who is among the three highest compensated executive officers for the taxable year (other than the chief executive officer and chief financial officer), regardless of whether the executive officer is serving at the end of the public company’s taxable year and regardless of whether the executive officer’s compensation is subject to disclosure for the last completed fiscal year under the applicable SEC rules (a “Covered Employee”). In addition, once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment. Awards granted pursuant to the 2024 Plan to Covered Employees will be subject to the $1 million annual deduction limitation.

Tax Withholding
We are authorized to deduct or withhold from any award granted or payment due under the 2024 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2024 Plan until all tax withholding obligations are satisfied.
Plan Benefits
New Plan Benefits
All awards to employees, officers, directors and consultants under the 2024 Plan are made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2024 Plan are not determinable at this time. The Company did not grant any equity incentive plan awards in fiscal year 2024. However, please refer to the description of grants made under the Prior Plan to our named executive officers in fiscal year 2023 described in the “Grants of Plan-Based Awards-Fiscal Year 2024” table. Outstanding awards made under the Prior Plan to our non-employee directors are described in “Director Compensation.”

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information, as of June 29, 2024, concerning securities authorized for issuance under the Company’s equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted- average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders(1)	387,500	$5.78	1,091,834
Equity compensation plans not approved by security holders	—	—	—

Total	387,500	$5.78	1,091,834

(1)
Included are the 1,479,334 shares of Common Stock subject to the Prior Plan, the issuance of which were approved by the shareholders at the 2010 and 2014 Annual Meetings. Not included are the additional 581,735 shares subject to the 2024 Plan, subject to shareholder approval at the 2024 Annual Meeting. See “Proposal 4—Approval of the Key Tronic Corporation 2024 Incentive Plan—Summary of the 2024 Plan” for further information about the 2024 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE 2024 INCENTIVE PLAN

SHAREHOLDER PROPOSALS
Eligible shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2025 must submit their proposals in writing to John Theiss, Secretary, Key Tronic Corporation, 4424 N. Sullivan Road - Upper Level, Spokane Valley, Washington 99216.
Under Rule 14a-8(e) of the Exchange Act, proposals submitted for inclusion in our proxy statement for the 2025 Annual Meeting must be received by the Secretary at the address above no later than July 4, 2025. In addition, any shareholder who intends to present a proposal at the 2025 Annual Meeting without inclusion of such proposal in our proxy materials must provide us written notice of such proposal in the manner set forth above by October 11, 2025 or such proposal will be considered untimely. For such proposals that are timely, the Company retains discretion to vote proxies it receives provided that (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement that complies with Rule 14a-4(c)(2). We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 26, 2025.

OTHER MATTERS
Annual Report on Form 10-K

The 2024 Annual Report on Form 10-K (including exhibits), which we refer to as our “Form 10-K,” is available by accessing the Company’s website at www.keytronic.com or the SEC’s website at www.sec.gov. Stockholders may request a free copy of our Form 10-K by contacting Investor Relations at (509) 927-5500, investorrelations@keytronic.com. We will furnish any exhibit to our Form 10-K if specifically requested to do so.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and NASDAQ.
Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms received or written representations from certain Reporting Persons that no Forms 5 were required, the Company believes that with respect to the fiscal year ended June 29, 2024 all the Reporting Persons complied with all applicable filing requirements.
Solicitation Expenses
The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, executive officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners. In addition, we have retained Georgeson LLP to aid in the solicitation of proxies and provide related advice and informational support. We currently estimate the fees payable to Georgeson LLP in connection with such services to be approximately $12,500, plus reimbursement of out of pocket expenses.

Other Business
The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Spokane Valley, Washington	By Order of the Board of Directors,
October 28, 2024	John Theiss
Secretary

APPENDIX A
KEY TRONIC CORPORATION
2024 INCENTIVE PLAN
1.PURPOSE
The purpose of the Key Tronic Corporation 2024 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders. The Plan has been approved by the Board and shall become effective upon approval by Company’s shareholders on November 25, 2024 (the “Effective Date”).
The Plan succeeds the Prior Plan for Awards granted on or after the Effective Date and no additional awards may be made under the Prior Plan on or after the Effective Date. The adoption and effectiveness of the Plan will not affect the terms or conditions of any awards granted under the Prior Plan prior to the Effective Date.
2.DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
3.ADMINISTRATION
3.1.Administration of the Plan
3.1.1.The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors and satisfy the requirements of the applicable stock exchange listing standards. For purposes of any Awards to Participants who are subject to Section 16 of the Exchange Act, the Compensation Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission. Awards to Non-Employee Directors shall be made by the Board upon recommendation of the Compensation Committee.
3.1.2.Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards granted to Participants who are subject to Section 16 of the Exchange Act. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more senior executive officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any Participants who are subject to Section 16 of the Exchange Act.
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3.1.3.All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.
3.2.Administration and Interpretation by Committee
3.2.1.Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award or amend or modify the terms and conditions of any outstanding Award; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules, regulations and subplans as it shall deem appropriate for the proper administration and operation of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
3.2.2.In no event, however, shall the Committee have the right, without shareholder approval, to (i) lower the exercise or grant price of an Option or SAR, respectively, after it is granted, except in connection with adjustments provided in Section 14.1; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying Common Stock in exchange for cash or another option, stock appreciation right, restricted stock, restricted stock unit or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.
3.2.3.The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Committee, whose determination shall be final.
3.2.4.Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.
4.SHARES SUBJECT TO THE PLAN
4.1.Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 14.1, the total number of shares of Common Stock reserved and available for Awards granted under the Plan shall be equal to 1,600,000 shares, which is equal to the sum of (i) 581,735 shares and (ii) 1,018,265 authorized shares available for issuance and not issued or subject to outstanding awards under the Prior Plan as of October 24, 2024, which shares shall cease to be set aside or reserved for issuance pursuant to the Prior
2

Plan effective on the Effective Date and shall instead be set aside and reserved for issuance pursuant to the Plan. Shares of Common Stock issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2.Share Usage
4.2.1.Other than with respect to a Substitute Award, if any Award lapses, expires, terminates, is settled in cash or is canceled prior to the issuance of the full number of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the undelivered shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock tendered by a Participant or retained or withheld by the Company as full or partial payment to the Company for the exercise or purchase price of an Award or to satisfy tax withholding obligations in connection with an Award shall not again be available for issuance under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject to or paid with respect to an Award.
4.2.2.The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
4.2.3.Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date that awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation or statutory share exchange is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.
4.2.4.Notwithstanding any other provisions of this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1 above, subject to adjustment as provided in Section 14.1 below.
5.ELIGIBILITY
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An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
6.AWARDS
6.1.Form, Grant and Settlement of Awards
The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.
6.2.Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.
6.3.Minimum Vesting Requirements
No portion of an Award may vest prior to the one (1) year anniversary of the vesting commencement date set forth in the applicable Award (which may be the date of commencement of employment or service, in the case of a grant made in connection with a Participant’s commencement of employment or service) unless (i) the Award involves a number of shares of Common Stock that, in the aggregate with all other applicable Awards, does not exceed five percent (5%) of the aggregate number of shares of Common Stock that may be delivered in connection with Awards under Section 4.1, (ii) the Award is granted in payment of or in exchange for an equivalent amount of salary, bonus or other earned cash compensation (including a Performance Unit), (iii) the Award is granted to Non-Employee Directors and vests on the earlier of the one-year anniversary of the date on which the Award was granted and the next annual meeting of shareholders (so long as such next annual meeting of shareholders is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders), (iv) the Participant’s Qualifying Termination upon or following the consummation of a Change in Control, or (v) the Participant’s Termination of Services is by the Company due to death or Disability.
6.4.Dividends and Distributions
Participants may, if the Committee so determines other than with respect to Options or Stock Appreciation Rights, be credited with dividends or dividend equivalents for dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion; provided, however, that any such credited dividends or dividend equivalents shall accrue and be paid only to the extent the Awards becomes vested or payable. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on
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Restricted Stock or Restricted Stock Units must comply with or qualify for an exemption under Section 409A.
7.OPTIONS
7.1.Grant of Options
The Committee may grant Options, which may be designated as Incentive Stock Options or Nonqualified Stock Options.
7.2.Option Exercise Price
Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.
7.3.Term of Options
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date. For Incentive Stock Options, the maximum term shall be as specified in Section 7.7(d) below.
7.4.Exercise of Options
7.4.1.The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable.
7.4.2.To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery of a properly executed stock option exercise agreement or notice to the Company or a brokerage firm designated or approved by the Company, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.
7.5.Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:
7.5.1.cash;
7.5.2.check or wire transfer;
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7.5.3.having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
7.5.4.tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
7.5.5.so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or
7.5.6.such other consideration as the Committee may permit.
7.6.Effect of Termination of Service
7.6.1.The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.
7.6.2.If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or other requirements.
7.7.Incentive Stock Option Limitations
Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:
7.7.1.To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
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7.7.2.Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.
7.7.3.Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Shareholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.
7.7.4.Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, shall not exceed five years.
7.7.5.An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (iii) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.
7.7.6.In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.
7.7.7.For the purposes of this Section 7.7, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
7.7.8.If the shareholders of the Company do not approve the Plan within twelve months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).
7.7.9.In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code. If the shareholders of the Company do not approve the Plan within twelve months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.
8.STOCK APPRECIATION RIGHTS
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8.1.Grant of Stock Appreciation Rights
The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. A SAR may be granted in tandem with an Option (a “tandem SAR”) or alone (“freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable. An SAR agreement may provide for an automatic exercise of the SAR subject to any applicable requirements.
8.2.Payment of SAR Amount
Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.
9.STOCK AWARDS, RESTRICTED STOCK AND RESTRICTED STOCK UNITS
9.1.Grant of Stock Awards, Restricted Stock and Restricted Stock Units
The Committee may grant Stock Awards, Restricted Stock and Restricted Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.
9.2.Vesting of Restricted Stock and Restricted Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Awards of Restricted Stock or Restricted Stock Units, as applicable, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Restricted Stock Units, as determined by the Committee, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan, the instrument evidencing the Award, and applicable securities laws, and (b) Restricted Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.
10.PERFORMANCE AWARDS
10.1.Performance Shares
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The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Measures, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
10.2.Performance Units
The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Measures, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
11.OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives denominated in cash or in shares of Common Stock under the Plan, which incentives may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, or any combination thereof, subject to the terms and conditions specified by the Committee.
12.WITHHOLDING
12.1.1.The Company or any Related Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (a) any taxes that the Company or any Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.
12.1.2.The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other
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obligations, or (iv) tendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s maximum required tax withholding rate or such other applicable rate as may be approved by the Committee so long as such withholding does not result in adverse treatment for financial accounting purposes.
13.ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent that the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award without consideration subject to such terms and conditions as the Committee shall specify.
14.ADJUSTMENTS
14.1.Adjustment of Shares
14.1.1.In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, or (iii) in the event of an extraordinary cash dividend, then the Committee shall make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); and (C) the number and kind of securities that are subject to any outstanding Award and/or the per share price of such securities. The determination by the Committee, as to the terms of any of the foregoing adjustments, shall be conclusive and binding.
14.1.2.Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 14.1 but shall be governed by Section 14.2 or Section 14.3, respectively.
14.2.Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right
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applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
14.3.Change in Control
Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:
14.3.1.All outstanding Awards, other than Performance Shares, Performance Units and other Awards that are subject to vesting based on the achievement of specified Performance Measures, shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that if and to the extent that the Successor Company in the Change in Control converts, assumes, substitutes for or replaces such an Award, then the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse (and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award), unless the Participant experiences a Qualifying Termination following the Change in Control.
14.3.2.For the purposes of Section 14.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if, following the Company Transaction, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.
14.3.3.All Performance Shares, Performance Units or other Awards that are subject to vesting based on the achievement of specified Performance Measures that are earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. With respect to any remaining outstanding Performance Shares, Performance Units or other Awards that are subject to vesting based on the achievement of specified Performance Measures for which the payout level has not been determined (x) if and to the extent that the Successor Company in the Change in Control converts, assumes, substitutes for or replaces such an Award, then (i) such Award shall be deemed earned assuming that the applicable Performance Measures were achieved at target levels, measured as of the end of shortened performance periods deemed to end as of the date of such Change in Control, and (ii) all vesting restrictions and/or forfeiture provisions applicable to such Award (other than the Performance Measures) shall not be accelerated or lapse, such that the vesting of such Award shall remain subject to the Participant’s continued employment or service with the Successor
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Company through the end of the original performance period, unless the Participant experiences a Qualifying Termination following the Change in Control, and (y) if and to the extent that such Award is not converted, assumed, substituted for or replaced by the Successor Company in the Change in Control, then such Award shall vest immediately prior to such Change in Control, and shall be deemed earned in the same manner described in clause (x)(i), prorated based on the number of days in the original performance periods elapsed as of the date of such Change in Control.
14.3.4.Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide, in the event of a Change in Control that is a Company Transaction, that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.
14.3.5.For the avoidance of doubt, nothing in this Section 14.3 requires all outstanding Awards to be treated similarly, and the Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
14.3.6.The conversion, assumption, substitution or replacement of any Award pursuant to Section 14.3(a) or Section 14.3(c) above shall comply with (i) Treasury Regulation Section 1.409A-1(b)(5)(v)(D), to the extent that such Award is an Nonqualified Stock Option, and without limitation of Section 17.9 below, and (ii) Section 424(a) of the Code, to the extent that such Award is an Incentive Stock Option.
14.4.Further Adjustment of Awards
Subject to Sections 14.2 and 14.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, statutory share exchange, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, statutory share exchange, reorganization, liquidation, dissolution or change in control that is the reason for such action.
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14.5.No Limitations
The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
14.6.Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.
14.7.Section 409A
Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.
15.RECOVERY OF COMPENSATION
Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall be subject to the applicable requirements of: (a) the Company’s incentive compensation recovery policy as it may be amended from time to time, (b) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (c) similar compensation recovery requirements under the laws of any other jurisdiction, (d) any compensation recovery policies adopted by the Company to implement any such requirements, and (e) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.
16.AMENDMENT AND TERMINATION
16.1.Amendment, Suspension or Termination
The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan. Subject to Section 16.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.
16.2.Term of the Plan
Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously
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granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
16.3.Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.
Subject to Section 16, but notwithstanding any other provision of the Plan to the contrary, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.
17.GENERAL
17.1.No Individual Rights
No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.
17.2.Issuance of Shares
17.2.1.Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
17.2.2.The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
17.2.3.As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and
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(b) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
17.2.4.To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
17.3.Indemnification
Each person who is or shall have been a member of the Board or a member of another committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
17.4.No Rights as a Shareholder
Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
17.5.Corporate Action Constituting Grant of Awards
Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant
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contain terms (e.g., exercise price, vesting schedule or number of shares of Common Stock) that are inconsistent with those in the Award as a result of a clerical error in connection with the preparation of the Award, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award.
17.6.Non-Exempt Employees
If an Option is granted to an employee of the Company or any Related Company in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Company Transaction in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s Retirement, the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 17.5 will apply to all Awards.
17.7.Data Privacy
As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 17.5 by and among, as applicable, the Company and a Related Company for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and any Related Company may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or a Related Company, and details of all Awards (“data”). In addition to transferring data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and any Related Company may each transfer data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view data held by the Company with respect to such Participant, request additional information about the storage and processing of the data with respect to such Participant, recommend any necessary corrections to data with respect to the Participant, or refuse or withdraw the consents herein in writing, in
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any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent, Participants may contact a human resources representative.
17.8.Other Agreements
Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may reasonably determine in its sole and absolute discretion.
17.9.Section 409A
17.9.1.The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions.
17.9.2.Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code, shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.
17.9.3.Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
17.9.4.While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A, in no event whatsoever shall the
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Company or any Related Company be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or any damages for failing to comply with Section 409A or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A).
17.10.Participants in Other Countries or Jurisdictions
Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
17.11.Change in Time Commitment
In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Related Company is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Common Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
17.12.No Trust or Fund
The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
17.13.Relationship to Other Benefits
No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Related Company except as otherwise specifically provided in such other plan.
17.14.Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
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17.15.Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
17.16.Gender; Titles and Headings
Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
17.17.Choice of Law and Venue
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Washington.
17.18.Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.
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APPENDIX A

DEFINITIONS
As used in the Plan,
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.
“Board” means the Board of Directors of the Company.
“Cause” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means: (a) indictment or conviction of a felony or misdemeanor involving moral turpitude; (b) engaging in illegal business practices or other practices contrary to the written policies of the Company; (c) misappropriation of assets of the Company; (d) continual or repeated insobriety or drug use; (e) continual or repeated absence for reasons other than disability or sickness, (f) fraud; (g) embezzlement; or (h) violation of the Company’s written conflict of interest policies, in each case as determined by the Committee, whose determination shall be conclusive and binding. If, subsequent to a Participant’s Termination of Service for any reason other than by the Company or a Related Company for Cause, it is discovered that such Participant’s Termination of Service could have been characterized as for Cause, such Participant’s Termination of Service shall, at the discretion of the Committee, be deemed to have been for Cause for all purposes under the Plan, and such Participant shall be required to repay or return to the Company or Related Company, as applicable, all amounts and benefits received by him or her in respect of any Award following such Termination of Service that would have been forfeited under the Plan had such Termination of Service been originally characterized by the Company or Related Company, as applicable, as being for Cause.
“Change in Control” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:
(a)    an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) any acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

(b)    a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or
(c)    consummation of a Company Transaction.
Notwithstanding the foregoing, with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.1.
“Common Stock” means the common stock, no par value, of the Company.
“Company” means Key Tronic Corporation, a Washington corporation.
“Company Transaction” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a)    a merger or consolidation of the Company with or into any other company;
(b)    a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all or substantially all of the Company’s outstanding voting securities; or
(c)    a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets, excluding, however, in each case, a transaction pursuant to which
(i)    the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;
(ii)    no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and
(iii)    individuals who were members of the Incumbent Board will, immediately after the consummation of the Company Transaction, constitute at least a majority of the members of the board of directors of the Successor Company.
Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.
“Compensation Committee” means the Compensation and Administration Committee of the Board or any duly authorized subcommittee thereof.
“Disability” means, (i) if the Participant is a party to an employment or consulting or similar agreement with the Company or a Related Company and such agreement provides for a definition of Disability, the definition therein contained, or, (ii) if no such agreement exists, a period of disability during which a Participant qualifies for benefits under the Company’s then-current long-term disability plan or, in the case of a Participant who is not an employee of the Company, means a period of disability during which such Participant, if he or she were an employee of the Company, would qualify for benefits under the Company’s then-current long-term disability plan.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.
“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee in good faith using such methods or procedures as it may establish. To the extent applicable, Fair Market Value shall be determined in accordance with Section 409A. The Committee may vary its determination of the Fair Market Value as provided in this paragraph depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement or payout of an Award and, for Awards subject to Section 409A, as provided in Section 409A.
“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incumbent Board” has the meaning set forth in the definition of “Change in Control.”
“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
“Non-Employee Director” means any member of the Board who is not an employee of the Company.
“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7.
“Option Expiration Date” means the last day of the maximum term of an Option.
“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”
“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”
“Parent Company” means a company or other entity that, as a result of a Company Transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.
“Participant” means any Eligible Person to whom an Award is granted.
“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 10.
“Performance Measures” means any measures of performance established by the Committee in connection with the grant of an Award. Performance measures may include, but are not limited to, one of or any combination of the following performance measures for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, items that are unusual in nature or infrequently occurring or both, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics. Such performance measures also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Measures described above relative to the performance of other corporations.
The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law or rate on deferred tax liabilities, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) items that are unusual in nature or infrequently occurring or both, that the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s periodic reports,

(vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales or dispositions, (ix) accruals for historic environmental obligations, (x) uninsured catastrophic property losses, and (xi) impairments.
“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 10.1.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 10.2.
“Plan” means this Key Tronic Corporation 2024 Incentive Plan, as amended from time to time.
“Prior Plan” means the Key Tronic Corporation 2010 Incentive Plan, originally adopted on April 22, 2010 and approved by the Company’s shareholders on October 21, 2010, and subsequently amended and restated on April 24, 2014 and approved by the Company’s shareholders on October 23, 2014.
“Qualifying Termination” means a Participant’s Termination of Service by the Company (other than for Cause or on account of the Participant’s death or Disability) or, if so provided in the applicable Award, that is due to the Participant’s resignation for “good reason” (as defined in the applicable Award), in each case, at any time following the Change in Control up to and including the second (2nd) anniversary of such Change in Control.
“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.
“Restricted Stock” means shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Committee.
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant not experience a Termination of Service for a specified period of time), granted under Section 9.
“Retirement” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or, if not so defined, means Termination of Service on or after the later of (i) the date a Participant attains age 65 and (ii) the fifth anniversary of the date the Participant commenced employment or a service relationship with the Company.
“Section 409A” means Section 409A of the Code.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Stock Appreciation Right” or “SAR” means a right granted under Section 8.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
“Stock Award” means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity as contemplated by NASDAQ Listing Rule 5635(c) and IM-5635-1, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. Unless the Committee determines otherwise, a Participant’s change in status from an employee of the Company or a Related Company to a Non-Employee Director, consultant, advisor or independent contractor of the Company or a Related Company or a change in status from a Non-Employee Director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company shall not be considered a Termination of Service.